Capital Income Builder, Inc.
                             333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 615-0419
                               Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $391,790
------------------ --------------------------------
------------------ --------------------------------
Class B            $26,381
------------------ --------------------------------
------------------ --------------------------------
Class C            $31,182
------------------ --------------------------------
------------------ --------------------------------
Class F            $12,530
------------------ --------------------------------
------------------ --------------------------------
Total              $461,883
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,799
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $521
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $976
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $155
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $27
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $89
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,099
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,042
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $125
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,659
------------------ --------------------------------
------------------ --------------------------------
Total              $471,375
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.8827
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.6945
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.6742
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.8549
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.8539
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.6461
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.6499
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.7724
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.8302
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.6685
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.6784
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.7694
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.8520
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.9303
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            485,954
------------------ ----------------------------------
------------------ ----------------------------------
Class B            42,184
------------------ ----------------------------------
------------------ ----------------------------------
Class C            55,143
------------------ ----------------------------------
------------------ ----------------------------------
Class F            17,539
------------------ ----------------------------------
------------------ ----------------------------------
Total              600,820
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        3,817
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        906
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,794
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        229
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        38
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          161
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          1,972
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,631
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          177
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,127
------------------ ----------------------------------
------------------ ----------------------------------
Total              614,672
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                               Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $47.53
----------------------- -------------------------
----------------------- -------------------------
Class B                 $47.53
----------------------- -------------------------
----------------------- -------------------------
Class C                 $47.53
----------------------- -------------------------
----------------------- -------------------------
Class F                 $47.53
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $47.53
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $47.53
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $47.53
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $47.53
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $47.53
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $47.53
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $47.53
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $47.53
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $47.53
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $47.53
----------------------- -------------------------